UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 12, 2025
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
                                                     ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2025, Delek Logistics Partners, LP (the “Partnership”) announced that Reuven Spiegel, the Partnership’s Executive Vice President and Chief Financial Officer, will also serve as the Executive Vice President, Delek Logistics, effective February 12, 2025. (As previously announced, Mr. Spiegel will transition from his role as Chief Financial Officer on March 1, 2025.) Mr. Spiegel has served as our Chief Financial Officer since May 2020. Mr. Spiegel also serves as a member of the board of directors of our general partner, a position he has held since July 2014. Prior to joining the board of directors of our general partner, Mr. Spiegel served as Chief Executive Officer of Israel Discount Bank Ltd. (TLV: DSCT) from 2011 through 2014 where he had previously held the position of Executive Vice President from 2001 through 2005. Mr. Spiegel also served as Chief Executive Officer of IDB Bank of NY from 2006 to 2010. In 2005 and 2006, Mr. Spiegel also served as Chairperson of the board of Discount Mortgage Bank.

There are no transactions between Mr. Spiegel and the Partnership that would be reportable under Item 404(a) of Regulation S-K.

Mr. Spiegel succeeds Odely Sakazi, who departed the Partnership on February 12, 2025. Subject to Mr. Sakazi’s timely execution and non-revocation of a release of claims, Mr. Sakazi will be eligible to receive a severance payment of $229,000 to be paid in four installments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2025	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President, Delek Logistics, and Chief Financial Officer (Principal Financial Officer)